UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010

FOSSIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2280 N. Greenville Avenue Richardson, Texas	75082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 17, 2010, Fossil Partners, L.P. (the “Borrower”), a subsidiary of Fossil, Inc. (the “Company”), the Company, and certain subsidiaries of the Company, as guarantors, executed a Ninth Amendment to Loan Agreement (the “Ninth Amendment”) with Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”) that amends that certain Loan Agreement dated as of September 23, 2004, as amended by that certain First Amendment to Loan Agreement effective as of September 22, 2005, that certain Second Amendment to Loan Agreement effective as of September 22, 2005, that certain Third Amendment to Loan Agreement, effective as of September 21, 2006, that certain Fourth Amendment to Loan Agreement, effective as of December 22, 2006, that certain Fifth Amendment to Loan Agreement, effective as of September 19, 2007, that certain Sixth Amendment to Loan Agreement, effective as of September 19, 2008, that certain Seventh Amendment to Loan Agreement, effective as of November 19, 2008 and that certain Eighth Amendment to Loan Agreement, effective as of November 18, 2009 (as amended, the “Loan Agreement”). The Ninth Amendment amends Section 1 of the Loan Agreement to extend the maturity date of the Revolver (as defined below) until December 31, 2010.

On the same date, the parties also executed a Seventh Amended and Restated Revolving Line of Credit Note (the “Seventh Amended Note”), which amends that certain Revolving Line of Credit Note dated September 23, 2004, as amended by that certain Amended and Restated Line of Credit Note, dated September 22, 2005, that certain Second Amended and Restated Revolving Line of Credit Note, dated September 21, 2006, that certain Third Amended and Restated Revolving Line of Credit Note, dated September 20, 2007, that certain Fourth Amended and Restated Revolving Line of Credit Note, dated September 19, 2008, that certain Fifth Amended and Restated Revolving Line of Credit Note, dated November 19, 2008 and that certain Sixth Amended and Restated Revolving Line of Credit Note, dated November 18, 2009 (as amended, the “Revolver”). The Seventh Amended Note amends the Revolver to extend the maturity date of the Revolver until December 31, 2010.

The foregoing descriptions of the Ninth Amendment and the Seventh Amended Note are qualified entirety by reference to Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference and filed as exhibits hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Ninth Amendment to Loan Agreement, by and among Wells Fargo Bank, National Association, a national banking association, Fossil Partners, L.P., Fossil, Inc., Fossil Intermediate, Inc., Fossil Trust, Fossil Stores I, Inc., Arrow Merchandising, Inc., Fossil Holdings, LLC and Fossil International Holdings, Inc., effective as of November 17, 2010

10.2	Seventh Amended and Restated Revolving Line of Credit Note, by and among Fossil Partners, L.P. and Wells Fargo Bank, National Association, a national banking association, dated November 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2010

FOSSIL, INC.

By:	/S/ MIKE L. KOVAR
Mike L. Kovar
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Ninth Amendment to Loan Agreement, by and among Wells Fargo Bank, National Association, a national banking association, Fossil Partners, L.P., Fossil, Inc., Fossil Intermediate, Inc., Fossil Trust, Fossil Stores I, Inc., Arrow Merchandising, Inc., Fossil Holdings, LLC and Fossil International Holdings, Inc., effective as of November 17, 2010

10.2	Seventh Amended and Restated Revolving Line of Credit Note, by and among Fossil Partners, L.P. and Wells Fargo Bank, National Association, a national banking association, dated November 17, 2010